                                                                      EXHIBIT 11

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

(Seal)

Signature                               Title     Date
---------                               -----     ----


/S/ Donald W. Glazer                    Trustee   April 11, 2005
-------------------------------------
Donald W. Glazer

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

(Seal)

Signature                               Title     Date
---------                               -----     ----


/S/ Jay O. Light                        Trustee   April 11, 2005
-------------------------------------
Jay O. Light

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

(Seal)

Signature                               Title     Date
---------                               -----     ----


/S/ W. Nicholas Thorndike               Trustee   April 20, 2005
-------------------------------------
W. Nicholas Thorndike

                                POWER OF ATTORNEY

     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Susan Randall Harbert and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

(Seal)

Signature                               Title                     Date
---------                               -----                     ----


/S/ Scott E. Eston                      President; Chief          April 14, 2005
-------------------------------------   Executive Officer;
Scott E. Eston                          Principal Executive
                                        Officer

                                POWER OF ATTORNEY

     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston and David Bohan, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

     Witness my hand and common seal on the date set forth below.

(Seal)

Signature                               Title                     Date
---------                               -----                     ----


/S/ Susan Randall Harbert               Chief Financial Officer   April 11, 2005
-------------------------------------   and Treasurer;
Susan Randall Harbert                   Principal Financial and
                                        Accounting Officer